UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.____)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
SENTI BIOSCIENCES, INC.
(Name of registrant as specified in its charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials;
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SENTI BIOSCIENCES, INC.
2 Corporate Drive, First Floor
South San Francisco, CA, 94080

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
To be held June 25, 2025

Notice is hereby given that the 2025 Annual Meeting of Stockholders, or the Annual Meeting, of Senti Biosciences, Inc., or the Company, we, us, or our, will be held online on June 25, 2025 at 8:00 a.m. Pacific Time. This year’s Annual Meeting will be held virtually. You may attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/SNTI2025, where you will be able to vote electronically and submit questions. You will need the 16-digit control number included with the Notice of Internet Availability of Proxy Materials, or the Notice, being mailed to you separately in order to attend the Annual Meeting. The purpose of the Annual Meeting is the following:
1. To elect three Class III directors, Brenda Cooperstone, M.D., James (Jim) Collins, Ph.D., and Feng Hsiung, to our Board of Directors, to serve until the 2028 annual meeting of stockholders and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal;
2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
and
3. To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
These items of business are more fully described in the Proxy Statement accompanying this Notice.
The Board of Directors has fixed the close of business on April 28, 2025 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders, or at any adjournments of the Annual Meeting of Stockholders.
We are following the Securities and Exchange Commission’s, or the SEC, “Notice and Access” rule that allows companies to furnish their proxy materials by posting them on the Internet. As a result, we are mailing to our stockholders the Notice instead of a paper copy of the accompanying Proxy Statement and our Annual Report for the fiscal year ended December 31, 2024, or the 2024 Annual Report. We plan to mail the Notice on or about April 30, 2025 and it contains instructions on how to access both the 2024 Annual Report and accompanying proxy statement over the Internet. This method provides our stockholders with expedited access to proxy materials and not only lowers the cost of printing and distribution but also reduces the environmental impact of the Annual Meeting. If you would like to receive a print version of the proxy materials, free of charge, please follow the instructions on the Notice.
In order to attend the Annual Meeting virtually, you will be required to enter the control number provided in the Notice or the proxy card at www.virtualshareholdermeeting.com/SNTI2025. Beneficial owners of shares held in street name will need to follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares. Please see the “General Information” section of the Proxy Statement that accompanies this notice for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform. You will not be able to attend the Annual Meeting in person.
Your vote is important. Whether or not you expect to attend the virtual meeting, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating and returning the proxy card. You may also request a paper proxy card at any time before June 2, 2025 to submit your vote by mail. Even if you have voted by proxy, you may still vote at the virtual meeting. Please note, however, that if your shares are held through a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.
All stockholders are cordially invited to attend the Annual Meeting.

By order of the Board of Directors

/s/ Timothy Lu
Timothy Lu, M.D., Ph.D. Chief Executive Officer
South San Francisco, CA
April 30, 2025

Your vote is important, whether or not you expect to attend the Annual Meeting. You are urged to vote either via the Internet or telephone, as instructed in the Important Notice Regarding the Availability of Proxy Materials that you received in the mail. Voting promptly will help avoid the additional expense of further solicitation to assure a quorum at the meeting.

SENTI BIOSCIENCES, INC.
2 Corporate Drive, First Floor
South San Francisco, CA, 94080

PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 25, 2025

This Proxy Statement contains information about the 2025 Annual Meeting of Stockholders, or the Annual Meeting, of Senti Biosciences, Inc., which will be held on June 25, 2025 at 8:00 a.m. Pacific Time. This year’s Annual Meeting will be held virtually. You may attend the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/SNTI2025, where you will be able to vote electronically and submit questions. You will need the 16-digit control number included with the Notice of Internet Availability of Proxy Materials, or Notice, being mailed to you separately in order to attend the Annual Meeting. The Board of Directors of Senti Biosciences, Inc. is using this Proxy Statement to solicit proxies for use at the Annual Meeting. In this Proxy Statement, the terms “Senti,” “Senti Biosciences,” the “Company,” “we,” “us,” and “our” refer to Senti Biosciences, Inc. The mailing address of our principal executive offices is Senti Biosciences, Inc., 2 Corporate Drive, First Floor, South San Francisco, CA, 94080.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board of Directors with respect to each of the matters set forth in this Proxy Statement and the accompanying proxy card. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.
We made this Proxy Statement and our 2024 Annual Report to Stockholders on Form 10-K, for the fiscal year ended December 31, 2024, or the 2024 Annual Report, available to stockholders on or about April 30, 2025.
We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) December 31, 2026; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.235 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a “large accelerated filer” under the rules of the Securities and Exchange Commission, or the SEC. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”
Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting to be Held on June 25, 2025:
This Proxy Statement and our 2024 Annual Report to Stockholders are
available for viewing, printing and downloading at www.virtualshareholdermeeting.com/SNTI2025.
A copy of this Proxy Statement and our 2024 Annual Report, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Senti Biosciences, Inc., 2 Corporate Drive, First Floor, South San Francisco, CA, 94080, Attention: Corporate Secretary. This Proxy Statement and our 2024 Annual Report are also available on the SEC’s website at www.sec.gov.

SENTI BIOSCIENCES, INC.
PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Why are you holding a virtual Annual Meeting?
We have implemented the virtual format in order to facilitate stockholder attendance at our Annual Meeting. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our Board of Directors or management. This format allows stockholders to participate fully from any location, without the cost of travel.
How do I attend and participate in the Annual Meeting online?
To attend and participate in the Annual Meeting, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/SNTI2025 and use their control number provided in the proxy card to preregister to this website, and beneficial owners of shares held in street name will need to follow the same instructions. Registration will open 15 minutes prior to the meeting.
The live audio webcast of the Annual Meeting will begin promptly at 8:00 a.m. Pacific Time.
Stockholders will also have the opportunity to submit questions during the Annual Meeting through www.virtualshareholdermeeting.com/SNTI2025. Stockholders may submit questions during the Annual Meeting using the “Ask a Question” field on the virtual meeting website. A technical support telephone number will be posted on the log-in page of www.virtualshareholdermeeting.com/SNTI2025 that you can call if you encounter any difficulties accessing the virtual meeting during the check-in or during the meeting.
How can I get help if I have trouble checking in or listening to the meeting online?
There will be a support number available on the login page of the virtual meeting 15 minutes before the meeting begins for any stockholders having technical difficulties. The technical support line will not be able to provide control numbers, but will be able to assist with any technical issues.
When are this Proxy Statement and the accompanying materials scheduled to be sent to stockholders?
In accordance with rules and regulations of the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, we may furnish proxy materials via the Internet. We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about April 30, 2025, we will begin mailing the Notice. Our proxy materials, including the Notice, this Proxy Statement, and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker or other nominee), a voting instruction form, and the 2024 Annual Report, will be made available to stockholders on the Internet on or about the same date. You will need the 16-digit control number included on the Notice to access these materials. The website contains instructions as to how to vote by internet or over the telephone. If you would like to receive a print version of the proxy materials, free of charge, please follow the instructions on the Notice.
Who is soliciting my vote?
Our Board of Directors is soliciting your vote for the Annual Meeting.
When is the record date for the Annual Meeting?
The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 28, 2025.
How many votes can be cast by all stockholders?
There were 26,072,527 shares of our common stock, par value $0.0001 per share, outstanding on April 28, 2025, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. None of our shares of preferred stock were outstanding as of April 28, 2025.
Who is entitled to vote?
Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. Throughout this Proxy Statement, we refer to these registered stockholders as “stockholders of record.”
Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the proxy materials were forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend our virtual Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock on your own behalf at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Note you should also be receiving a voting instruction form for you to use from your broker. Throughout this Proxy Statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”
How do I vote?
If you are a stockholder of record, there are four ways to vote:
•By Internet. You may vote at www.proxyvote.com, 24 hours a day, seven days a week. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. You will need the control number included on your proxy card.
•By QR Code. You may vote using your mobile device to scan the QR code on your proxy card. Votes submitted by scanning your QR code must be received no later than 11:59 p.m. Eastern time on the day before the meeting date.
•During the Annual Meeting. You may vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/SNTI2025. You will need the control number included on the Notice, the proxy card or the voting instruction form. If you previously voted via the Internet (or by telephone or mail), you will not limit your right to vote virtually at the Annual Meeting.
•By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903 24 hours a day, seven days a week. Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. You will need the control number included on your proxy card.
•By Mail. You may vote by completing and mailing your proxy card. Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial Services, 51 Mercedes Way, Edgewood, NY 11717. Votes submitted through the mail must be received by 11:59 pm ET June 24, 2025.
Even if you plan to participate in our virtual Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to participate in the Annual Meeting.
If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares on your own behalf at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

By Proxy
If you will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the enclosed proxy card. Proxies submitted by mail must be received before the start of the Annual Meeting.
If you complete and submit your proxy before the Annual Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.
If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.
How do I revoke my proxy?
You may revoke your proxy by (1) entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet or via telephone, (2) attending and voting at the Annual Meeting online (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be sent to our principal executive offices at Senti Biosciences, Inc., 2 Corporate Drive, First Floor, South San Francisco, CA, 94080, Attention: Corporate Secretary.
If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.
How is a quorum reached?
Our Amended and Restated Bylaws, or bylaws, provide that the holders of a majority in voting power of the shares issued and outstanding and entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. There were 26,072,527 shares of our common stock outstanding and entitled to vote on the record date. Therefore, a quorum will be present if 13,036,265 shares of our common stock are present in person or represented by executed proxies timely received by us at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting.
Under the Delaware General Corporation Law, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.
How is the vote counted?
Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Second Amended and Restated Certificate of Incorporation, as amended, or certificate of incorporation, or by our bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange, which are also applicable to NASDAQ -listed companies, brokers, banks, and other securities intermediaries that are subject to New York Stock Exchange rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under New York Stock Exchange rules but not with respect to “non-routine” matters. A broker “non-vote” occurs when a broker, bank, or other agent has not received instructions from the beneficial owner of the shares and the broker, bank, or other agent cannot vote the shares because the matter is considered “non-routine” under New York Stock Exchange rules. Proposal No. 1 is considered to be “non-routine” under New York Stock Exchange Rules such that your broker, bank, or other agent may not vote your shares on those proposals in the absence of your voting instructions. Conversely, Proposal No. 2 is considered to be “routine” under New York Stock Exchange rules, and thus if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion on Proposal No. 2.
Any election of directors by stockholders shall be determined by a plurality of the votes properly cast on the election of directors. In other words, the three (3) directors nominated via Proposal No. 1 who receive the most votes cast and entitled to vote on the proposal will be elected. Shares voting “withheld” and broker non-votes will have no effect on the election of directors. Proposal No. 2, relating to ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, requires the affirmative vote of the holders of a majority in voting power of the votes cast on such matter. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.

Proposal	Voting Options	Board of Directors Recommends	Vote Required	Effect of Withhold or Abstentions	Routine or Non-Routine Matters? Effect of Broker Non-Votes
Proposal No. 1: Election of Directors	FOR WITHHOLD	FOR each nominee	Plurality of votes cast.	No effect.	This is not a routine matter. No effect.
Proposal No. 2: Approval of the Ratification of appointment of KPMG	FOR AGAINST ABSTAIN	FOR	Affirmative vote of majority of votes cast.	No effect.	This is a routine matter. Broker non-votes, if any, will have no effect in determining the outcome of the proposal.
Who pays the cost for soliciting proxies?
We are making this solicitation and will pay the entire cost of preparing and distributing our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.
How may stockholders submit matters for consideration at an Annual Meeting?
Any stockholder who meets the requirements of the proxy rules under the Securities Exchange Act of 1934, as amended, or the Exchange Act, may submit proposals to the Board of Directors to be presented at the 2026 annual meeting. Such stockholder proposals intended to be included in the proxy statement for the next annual meeting of our stockholders in 2026 must also satisfy the requirements of SEC Rule 14a-8 under the Exchange Act, and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our corporate secretary at our principal executive offices, received no later than December 31, 2025, in order to be considered for inclusion in the proxy materials to be disseminated by the Board of Directors for such annual meeting. If the date of the 2026 annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC. A proposal submitted outside the requirements of Rule 14a-8 under the Exchange Act will be considered untimely if received after March 16, 2026.
Our bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely, the required notice must be in writing and received by our corporate secretary at our principal executive offices no earlier than February 25, 2026 and no later than March 27, 2026.
In addition to satisfy the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act and such a stockholder nominee must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act. Stockholder proposals and the required notice should be addressed to Senti Biosciences, Inc., 2 Corporate Drive, First Floor, South San Francisco, CA, 94080, Attention: Corporate Secretary. We also encourage you to submit any such proposal via email to: investors@sentibio.com.
How can I find out the results of the voting at the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, or Form 8-K, that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
Who is the Company, DYNS and Legacy Senti?
Unless the context otherwise requires, we, us, our, the Company and Senti refer to Senti Biosciences, Inc., a Delaware corporation, and its consolidated subsidiaries. All references herein to the Board of Directors refer to the board of directors of Senti Biosciences, Inc.
On June 8, 2022, or the Closing Date, Dynamics Special Purpose Corp., a Delaware corporation, or DYNS, consummated a business combination pursuant to the terms of the Business Combination Agreement, dated December 19, 2021, as amended February 12, 2022 and May 19, 2022, or the Business Combination Agreement, by and among DYNS, Explore Merger Sub, Inc., a Delaware corporation, or the Merger Sub and Senti Sub I, Inc., or formerly Senti Biosciences, Inc., or Legacy Senti, a Delaware corporation.
Pursuant to the Business Combination Agreement, on the Closing Date, Merger Sub merged with and into Legacy Senti with Legacy Senti surviving as a wholly-owned subsidiary of DYNS, and DYNS changed its name to Senti Biosciences, Inc. i.e., the Closing. We refer to this transaction as the Business Combination.

PROPOSAL NO. 1 – ELECTION OF CLASS III DIRECTORS

Our Board of Directors currently consists of seven members. In accordance with the terms of our certificate of incorporation and bylaws, our Board of Directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:
•the Class III directors are Brenda Cooperstone, M.D., James (Jim) Collins, Ph.D., and Feng Hsiung and their terms will expire at the Annual Meeting;
•the Class I directors are Timothy Lu, M.D., Ph.D., Edward Mathers and Frances D. Schulz, and their terms will expire at the annual meeting of stockholders to be held in 2026; and
•the Class II director is Donald Tang, and his term will expire at the annual meting of stockholders to be held in 2027.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our Board of Directors. Our certificate of incorporation also provides that our directors may be removed only for cause and then only by the affirmative vote of the holders of 75% or more of the outstanding shares of capital stock then entitled to vote at an election of directors, and that any vacancy on our Board of Directors, including a vacancy resulting from an enlargement of our Board of Directors, may be filled only by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum.

Our Board of Directors has nominated each of Brenda Cooperstone, M.D., James (Jim) Collins, Ph.D., and Feng Hsiung for election as a Class III director at the Annual Meeting. Each of the nominees are currently directors, and each has indicated a willingness to continue to serve as directors, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for substitute nominees selected by our Board of Directors.

Nominees for Election as Class III Director

The following table identifies our director nominees, and sets forth their principal occupation and business experience during the last five years and age as of April 28, 2025.

Name	Positions and Offices Held with Senti Biosciences, Inc.	Director Since	Age
Brenda Cooperstone, M.D.(1)	Director	2019	59
James (Jim) Collins, Ph.D.(2)	Director	2022	58
Feng Hsiung(3)	Director	2025	50
_______
(1)Member of the Compensation Committee.
(2)Member of the Nominating and Corporate Governance Committee.
(3)Member of the Audit Committee.

Brenda Cooperstone, M.D. has served as a member of our Board of Directors since October 2019. Dr. Cooperstone has held various leadership positions at Pfizer, Inc. (NYSE: PFE), a public biopharmaceutical company, including as Senior Vice President from May 2017 to December 2022, Chief Development Officer for Rare Disease in Global Product Development since May 2016 to December 2022, and Head of Development for Rare Disease in Global Product Development from November 2015 to May 2016. Dr. Cooperstone started her career in the pharmaceutical industry at Wyeth Pharmaceuticals Inc. in 1999 and joined Pfizer, Inc., when it acquired Wyeth Pharmaceuticals,

Inc., in 2009. She currently serves as a member of the Board of Directors of Lexeo Therapeutics, Inc. (NASDAQ: LXEO) since August 2023. Dr. Cooperstone earned her M.D. from McGill University, and completed her residency in pediatrics at the Montreal Children’s Hospital, her clinical fellowship in pediatric nephrology at Children’s Hospital of Philadelphia and a research fellowship at the University of Pennsylvania’s Renal Electrolyte division. We believe Dr. Cooperstone is qualified to serve on our Board of Directors because of her extensive experience in the pharmaceutical industry.
James J. (Jim) Collins, Ph.D. has served as a member of our Board of Directors since June 2022. Dr. Collins has served as the Termeer Professor of Medical Engineering and Science in the Institute for Medical Engineering and Science and the Department of Biological Engineering at MIT since December 2014. Prior to his joining MIT, from October 1990 to November 2014, Dr. Collins served as a professor in biomedical engineering at Boston University. Dr. Collins served as a member of the Board of Directors of Fulcrum Therapeutics, Inc. (NASDAQ: FULC) from January 2017 until November 2024 and the Orion Biotech Opportunities Corp (NASDAQ: ORIA) from February 2021 until February 2023. Dr. Collins received a B.S. in Physics from the College of the Holy Cross and a doctorate in Medical Engineering from the University of Oxford. From 1987 to 1990, he was a Rhodes Scholar. We believe Dr. Collins’ extensive industry expertise qualifies him to serve on our Board of Directors.
Feng Hsiung has served as a member of our Board of Directors since March 2025. Mr. Hsiung is the Founder, Chief Investment Officer and Chief Executive Officer of Acion Partners, an investment advisor firm that has a strategic partnership with KKR and invests across industries. From 2007 through 2014, Mr. Hsiung was a Partner and the Chief Executive Officer (Asia) at York Capital. He started its Asia business as the initial employee in 2007, and launched and co-managed the York Asian Opportunities Master Fund. Mr. Hsiung is a member of the Young Presidents’ Organization since 2013 and the President of Raising Investment Corporation, the holding company for his family interests in freight forwarding and contract logistics. Mr. Hsiung holds a B.A. from Dartmouth College. We believe Mr. Hsiung is qualified to serve on the Board of Directors because of his extensive business, finance and investment experience.
Vote Required and Board of Directors’ Recommendation
The three (3) nominees for Class III director who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all the nominees, FOR any one of the nominees, WITHHOLD your vote from all the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm for the election of directors. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our Board of Directors may designate.
The proposal for the election of directors relates solely to the election of Class III directors nominated by our Board of Directors.
The Board of Directors recommends voting “FOR” the election of Brenda Cooperstone, M.D., James (Jim) Collins, Ph.D., and Feng Hsiung as Class III directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2028.
Directors Continuing in Office
The following table identifies our current directors, and sets forth their principal occupation and business experience during the last five years and their ages as of April 28, 2025.

Name	Positions and Offices Held with Senti Biosciences, Inc.	Director Since	Class and Year in Which Term Will Expire	Age
Timothy Lu, M.D., Ph.D.	Chief Executive Officer and Director	2016	Class I-2026	44
Edward Mathers(1)(2)(3)	Director	2016	Class I-2026	65
Frances D. Schulz(1)	Director	2024	Class I-2026	61
Donald Tang	Director	2024	Class II-2027	42
_______
(1)Member of Audit Committee.
(2)Member of Compensation Committee.
(3)Member of Nominating and Corporate Governance Committee.

Class I Directors (Term Expires at 2026 Annual Meeting)
Timothy Lu, M.D., Ph.D. has served as a member of our Board of Directors since June 2016, our Chief Executive Officer since July 2016, and our President since February 2018, and is one of our co-founders. In June 2010, Dr. Lu joined Massachusetts Institute of Technology faculty at the Department of Electrical Engineering and Computer Science and in 2012, he obtained a joint appointment at the Department of Biological Engineering. He currently serves on the Board of Directors of the Alliance for Regenerative Medicine. Dr. Lu has been a co-founder and/or a Scientific Advisory Board, or SAB, member to a number of biotechnology and biopharmaceutical companies, including BiomX Inc. (NYSE: PHGE) and Tango Therapeutics, Inc. (NASDAQ: TNGX). Dr. Lu received his undergraduate and Masters in Engineering degrees from MIT in Electrical Engineering and Computer Science. Thereafter, Dr. Lu earned his M.D. from Harvard Medical School and his Ph.D. in Electrical and Biomedical Engineering from Massachusetts Institute of Technology as part of the Harvard-MIT Health Sciences and Technology Medical Engineering and Medical Physics Program. We believe Dr. Lu is qualified to serve on our Board of Directors due to his extensive experience in the field of synthetic biology, as well as the perspective and experience he brings as our Chief Executive Officer.
Edward Mathers has served as a member of our Board of Directors since July 2016. Mr. Mathers joined New Enterprise Associates, Inc., or NEA, a private venture capital firm focusing on technology and healthcare investments, in August 2008 and is currently a Partner. Prior to joining NEA, Mr. Mathers served as Executive Vice President, Corporate Development and Venture at MedImmune, Inc., a biopharmaceutical company, and led its venture capital subsidiary, MedImmune Ventures, Inc. from June 2002 to June 2008. Mr. Mathers currently serves on the Board of Directors of number of biopharmaceutical and pharmaceutical companies, including Inozyme Pharma, Inc. (NASDAQ: INZY) since January 2017, MX Biosciences, Inc. (NASDAQ: MBX) since July 2020, OnKure Therapeutics, Inc. (NASDAQ: OKUR), formerly known as Reneo Pharmaceuticals, Inc., since December 2017, Rhythm Pharmaceuticals, Inc. (NASDAQ: RYTM) since March 2010, Synlogic, Inc. (NASDAQ: SYBX),formerly known as Mirna Therapeutics, Inc., since October 2012 and Trevi Therapeutics, Inc. (NASDAQ: TRVI) since July 2017, and he previously served on the Board of Directors of Akouos, Inc. (NASDAQ: AKUS), a public biotechnology company, from October 2017 to December 2022 when it was acquired by Eli Lilly and Company (NYSE: LLY), Mirum Pharmaceuticals, Inc. (NASDAQ: MIRM), a public biopharmaceutical company, from November 2018 to September 2022, Lumos Pharma, Inc. (NASDAQ: LUMO), a public biopharmaceutical company, from January 2014 to March 2020 when it merged with NewLink Genetics Corporation (NASDAQ: NLNK), Liquidia Technologies, Inc. (NASDAQ: LQDA), a public biopharmaceutical company, from April 2009 to May 2019, Ra Pharmaceuticals, Inc. (NASDAQ: RARX), a public biopharmaceutical company, from February 2010 to April 2020 when it was acquired by UCB S.A. and ObsEva SA (NASDAQ: OBSV), a public biopharmaceutical company, from November 2015 to June 2023. Mr. Mathers earned his B.S. in chemistry from North Carolina State University. We believe Mr. Mathers’ experience as a venture capitalist, as an executive and in business development and his experience in serving on the Board of Directors for several public and private biopharmaceutical and life sciences companies qualify him to serve on our Board of Directors.

Frances D. Schulz has served as a member of our Board of Directors since December 2024. Ms. Schulz was one of the founding members and senior partners in Ernst & Young’s, or EY’s, Life Sciences Practice and held various roles at EY from November 1987 until June 2023. Since November 2019, she has served as a Board Member, Audit Committee Chair, ex-officio member of the Finance Committee and member of the Governance and Investment Committee for Menlo College and since July 2024, she has served as a Board Member and Audit Committee Chair for EDAP TMS SA (Nasdaq: EDAP). Previously, she served as a Board Member, Audit Committee Chair and Finance Committee Chair for the National Board of Women in Bio (2013 - 2023) as well as a Board Member and an Audit Committee member for the California Life Sciences Industry Association. Ms. Schulz is a certified public accountant (CPA) licensed in California. Ms. Schulz received her B.S. in Business Administration from Menlo College. We believe Ms. Schulz is qualified to serve on the Board of Directors because of her experience in leadership positions in the biotechnology and life science industry, her finance and accounting expertise, and her educational background.
Class II Director (Term Expires at 2027 Annual Meeting)
Donald Tang has served as a member of our Board of Directors since December 2024. Mr. Tang founded Celadon Partners, a private equity firm that invests in companies well positioned to leverage new innovations in technology or business models and unlock transformative value. Mr. Tang currently has served on the Board of Directors of Vicarious Surgical Inc. since 2021. From 2020 until its business combination in 2021, Mr. Tang was a director of D8 Holding Corp. and from 2004 to 2017, Mr. Tang worked at D.E. Shaw & Co., most recently as chief executive officer of D.E. Shaw & Co. (Asia-Pacific). He was the sole D.E. Shaw & Co. partner on the investment side in Asia, and a founding member of the firm’s Asian private equity business. Mr. Tang started his career at Citadel Investment Group in 2003. He is a member of the Harvard Kennedy School Mossavar-Rahmani Center for Business and Government Advisory Council, Special Advisor (China) to the Milken Institute and a member of the Aspen Global Leadership Network. Mr. Tang graduated from Carnegie Mellon University with a degree in computer science and business administration, and a minor in computational finance. We believe Mr. Tang is qualified to serve on the Board of Directors because of his experience managing public companies and his extensive business, finance and private equity experience.
There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.
There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us.

PROPOSAL NO. 2 - RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS SENTI BIOSCIENCES, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025
Our stockholders are being asked to ratify the appointment by the Audit Committee of the Board of Directors of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Marcum LLP (Marcum) served as the independent registered public accounting firm for DYNS prior to the Business Combination. Marcum was informed that it would be replaced by KPMG LLP as our independent registered public accounting firm following the Business Combination. KPMG LLP served as the auditor of Legacy Senti since 2019.
The Audit Committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending December 31, 2025. Stockholder approval is not required to appoint KPMG LLP as our independent registered public accounting firm. However, the Board of Directors believe that submitting the appointment of KPMG LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the Audit Committee will reconsider whether to retain KPMG LLP. If the selection of KMPG LLP is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in our best interests and our stockholders.
A representative of KPMG LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.
We incurred the following fees from KPMG LLP for the audit of the financial statements and for other services provided during the years ended December 31, 2024 and 2023.

($ in thousands)	2024	2023
Audit fees(1)	$991	$1,023
Audit-Related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	—	—
Total fees	$991	$1,023
_______
(1)Audit fees consist of fees billed for the audit of our annual financial statements, the review of our interim financial statements included in our quarterly reports on Form 10-Q, and services in connection with our securities offerings, including registration statements, responding to SEC comment letters, comfort letters and consents.
(2)Audit-related fees consist of services that are reasonably related to the performance of the audit or review of our financial statements.
(3)Tax fees consist of fees for tax compliance, advice and tax planning and includes fees for tax return preparation.
(4)All other fees include any fees billed that are not audit, audit related or tax fees.
Audit Committee Pre-approval Policy and Procedures
Our Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our Audit Committee or the engagement is entered into pursuant to the pre-approval procedure described below.
From time to time, our Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2024 and 2023 fiscal years, no services were provided to us by KPMG LLP other than in accordance with the pre-approval policies and procedures described above.
Vote Required and Board of Directors’ Recommendation
The affirmative vote of a majority of the votes cast FOR this proposal is required to ratify the appointment of our independent registered public accounting firm. You may vote either FOR the ratification of the appointment or AGAINST the ratification of the appointment, or you may choose to ABSTAIN from voting. Abstentions and broker non-votes, if any, will have no effect on the results of this vote.
The Board of Directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

CORPORATE GOVERNANCE
Director Nomination Process
Our Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our Board of Directors, and recommending such persons to be nominated for election as directors at each annual meeting of stockholders, developing and recommending to the Board of Directors corporate governance guidelines and periodically reviewing these guidelines and recommending any changes, and overseeing an annual evaluation of the Board of Directors, its committees and management.
In identifying prospective director candidates, the Nominating and Corporate Governance Committee may consider all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of the prospective director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board of Directors. At a minimum, the Nominating and Corporate Governance Committee must be satisfied that each recommended nominee meets the following minimum qualifications:
•The nominee shall have experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing.
•The nominee shall be highly accomplished in his or her respective field, with superior credentials and recognition.
•The nominee shall be well regarded in the community and shall have a long-term reputation for high ethical and moral standards.
•The nominee shall have sufficient time and availability to devote to our affairs, particularly in light of the number of boards of directors on which such nominee may serve.
•To the extent such nominee serves or has previously served on other boards, the nominee shall have a demonstrated history of actively contributing at board meetings.
•The candidate shall be effective, in conjunction with other members of and/or candidates to the Board, in collectively serving the long-term interests of our stockholders.
In addition to any other standards the Nominating and Corporate Governance Committee may deem appropriate from time to time for the overall structure and composition of the Board of Directors, the Nominating and Corporate Governance Committee may consider whether the candidate, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience.
Director Independence
We adhere to the rules of Nasdaq in determining whether a director is independent. Our Board of Directors has consulted with its counsel to ensure that the Board of Directors’ determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. The Nasdaq listing standards generally define an “independent director” as a person who is not an executive officer or employee, or who does not have a relationship which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director. Our Board of Directors has determined that Brenda Cooperstone, M.D., Edward Mathers, Frances Schulz, Feng Hsiung and James J. (Jim) Collins, Ph.D. are considered independent directors. Our independent directors have regularly scheduled meetings at which only independent directors are present.
Board Diversity
Our Corporate Governance Guidelines provide that diversity of background and experience should be considered in determining director candidates as well as other factors such as a candidate’s character, judgment, skills, education, expertise and absence of conflicts of interest. However, we do not have a formal policy concerning the diversity of the Board of Directors. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape in which we operate and adherence to high ethical standards. Although the Nominating and Corporate Governance Committee does not have a formal diversity policy and does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the Board of Directors, the Nominating and Corporate Governance Committee and the full Board of Directors are committed to creating a Board of Directors that promotes our strategic objectives and fulfills its responsibilities to our stockholders, and considers diversity of gender, race, national origin, education, professional experience, and differences in viewpoints and skills when evaluating proposed director candidates.
Board Committees
Our Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. In addition, from time to time, special committees may be established under the direction of our Board of Directors when necessary to address specific issues. Copies of each board committee’s charter are posted on our website. Our website and the information contained on, or that can be accessed through, such website are not deemed to be incorporated by reference in, and are not considered part of, this Proxy Statement. The composition and responsibilities of each of the committees of our Board of Directors are described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors.
Audit Committee
Our Audit Committee consists of Frances Schulz, Feng Hsiung, and Edward Mathers. Our Board of Directors has determined that each member of the Audit Committee satisfies the independence requirements under the Nasdaq Listing Rules and Rule 10A-3(b)(1) of the Exchange Act. The chair of the Audit Committee is Frances Schulz. Our Board of Directors has determined that Frances Schulz is an “Audit Committee financial expert” within the meaning of SEC regulations. Each member of the Audit Committee can read and understand fundamental financial statements in accordance with applicable listing standards. In arriving at these determinations, our Board of Directors examined each Audit Committee member’s scope of experience and the nature of his or her employment. The primary purpose of the Audit Committee is to discharge the responsibilities of our Board of Directors with respect to corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of the Audit Committee include:
•helping our Board of Directors oversee the corporate accounting and financial reporting processes, including overseeing the work of the independent registered public accounting firm;
•managing and/or assessing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit our consolidated financial statements;
•discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;
•developing, reviewing and reassessing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•reviewing and approving or ratifying related party transactions;
•reviewing our policies on risk assessment and risk management framework and major risk exposures, including our enterprise risk processes;
•reviewing, with the independent registered public accounting firm, our internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues; and
•pre-approving audit and permissible non-audit services to be performed by the independent registered public accounting firm.
Our Audit Committee operates under a written charter that satisfies the applicable Nasdaq Listing Rules and a copy of the Audit Committee charter is available on our website, at https://www.sentibio.com/ under “Investors-Corporate Governance- Documents & Charters.”

Compensation Committee
Our Compensation Committee consists of Brenda Cooperstone, M.D. and Edward Mathers. The chair of the Compensation Committee is Brenda Cooperstone. The parties have determined that each member of the Compensation Committee satisfies the independence requirements under the Nasdaq Listing Rules, and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The primary purpose of our Compensation Committee is to discharge the responsibilities of our Board of Directors in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate. Specific responsibilities of the Compensation Committee include:
•reviewing and approving the corporate goals and objectives to be considered in determining the compensation of the chief executive officer;
•evaluating the chief executive officer’s performance in light of such corporate goals and objectives and reviewing and approving, or recommending to our Board of Directors for approval, the compensation of the chief executive officer based on such evaluation;
•periodically reviewing the aggregate amount of compensation being paid or potentially payable to the chief executive officer;
•reviewing and approving the compensation of our other executive officers (other than the chief executive officer);
•periodically reviewing and recommending to our Board of Directors the compensation of our non-employee directors;
•administering our equity incentive plans and other incentive compensation or employee benefit programs;
•reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management;
•adopting and administering our compensation recovery policy;
•reviewing, establishing and reassessing general policies and procedures relating to compensation and benefits of our employees, non-employee directors, and other members of senior management including our overall compensation philosophy;
•retaining, determining the compensation of, and overseeing any consulting firm or outside advisor to assist in compensation matters; and
•reviewing the compensation discussion and analysis and preparing the Compensation Committee report as required by SEC rules, if and when required, to be included in our annual proxy statement or annual report on Form 10-K.
Our Compensation Committee operates under a written charter that satisfies the applicable Nasdaq Listing Rules, and a copy of the Compensation Committee charter is available on our website, at https://www.sentibio.com/ under “Investors - Corporate Governance - Documents & Charters.”
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Edward Mathers and James J. (Jim) Collins, Ph.D. The chair of the Nominating and Corporate Governance Committee is Edward Mathers. Our Board of Directors s has determined that each member of the Nominating and Corporate Governance Committee satisfies the independence requirements under the Nasdaq Listing Rules.
Specific responsibilities of our Nominating and Corporate Governance Committee include:
•identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on our Board of Directors;

•considering and making recommendations to our Board of Directors regarding the composition and chairpersonship of the Board of Directors and committees of the Board of Directors;
•reviewing, developing, and reassessing the adequacy of corporate governance practices;
•developing and making recommendations to our Board of Directors regarding corporate governance guidelines and matters;
•periodically preparing or assembling materials and conducting sessions for continuing education of our Board of Directors regarding effective discharge of duties; and
•overseeing periodic evaluations of our Board of Directors’ performance, including committees of our Board of Directors.
Our Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, the Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the Nominating and Corporate Governance Committee deems to be appropriate in the evaluation process. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our Board of Directors. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the Board of Directors’ approval to fill a vacancy or as director nominees for election to the Board of Directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable Nasdaq Listing Rules and a copy of the Nominating and Corporate Governance Committee charter is available on our website, at https://www.sentibio.com/under “Investors - Corporate Governance - Documents & Charters.”
Board and Committee Meetings Attendance
During 2024, the Board of Directors met nine times, the Audit Committee met four times, the Compensation Committee met five times, and the Nominating and Corporate Governance Committee met one time. During 2024, each member of the Board of Directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the Board of Directors on which such person served (during the periods that such person served).
Director Attendance at Annual Meeting of Stockholders
Directors are encouraged to attend the annual meeting of stockholders to the extent practicable. We held a special meeting of stockholders in lieu of an annual meeting in 2025 to approve the issuance of common stock, in accordance with Nasdaq Listing Rule 5635, upon the conversion of the Series A redeemable convertible preferred stock and the exercise of Warrants issued pursuant to the December 2024 private placement, or the 2024 PIPE, among other items. We held a regular annual meeting of stockholders in 2024 which was attended by our directors.
Policy on Insider Trading, Pledging and Hedging of Company Stock
Our Insider Trading Policy prohibits our executive officers, the non-employee members of our Board of Directors and certain other employees from engaging in the following transactions:
•trading in our securities, whether for own account or for the account of another, while in the possession of material, nonpublic information about us;
•disclosing material, nonpublic information about us to others who may trade on the basis of that information, or tipping.

•selling any of our securities that they do not own at the time of the sale, or referred to as a short sale;
•buying or selling puts, calls, our other derivative securities or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities or engaging in any other hedging transaction with respect to our securities;
•using our securities as collateral in a margin account; and
•pledging our securities as collateral for a loan (or modifying an existing pledge).
As of the date of this Proxy Statement, none of our executive officers or non-employee directors have previously engaged in any hedging or pledging transaction involving our securities. It is our policy to comply with applicable securities laws when engaging in transactions in our securities. We believe that our policies and procedures are reasonably designed to promote compliance with insider trading laws, any applicable securities laws, rules, regulations and any exchange listing standards.
Compensation Recovery Policy
In accordance with the requirements of the SEC and Nasdaq listing rules, the Board of Directors adopted a compensation recovery policy, effective as of October 2, 2023. If we are required to prepare a restatement of financial statements due to material noncompliance with any financial reporting requirement under securities laws, the compensation recovery policy requires (subject to certain limited exceptions described in the policy and permitted by the SEC and Nasdaq listing rules) that we seek to recover any incentive-based compensation that was based upon the attainment of a financial reporting measure and that was received by any current or former executive officer during the three-year period preceding the date that the restatement was required that exceeds the amount that the executive officers would have received based on the restated financial statements.
Compensation Committee Interlocks and Insider Participation
For the 2024 fiscal year, Brenda Cooperstone, M.D., Edward Mathers, and Susan Berland (prior to her resignation from our Board of Directors in June 2024) served as members of the Compensation Committee. None of the members of the Compensation Committee is currently, or has been at any time, an executive officer or employee of the Company, DYNS or Legacy Senti. None of our executive officers currently serves, or has served during the last calendar year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics, or the Code of Conduct, that applies to all directors, officers and employees, including the principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, and is available on our website at https://investors.sentibio.com/corporate-governance/documents-charters. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq Listing Rules concerning any amendments to, or waivers from, any provision of the Code of Conduct. The reference to our website address does not constitute incorporation by reference of the information contained at or available through the website, and you should not consider it to be a part of this Proxy Statement. If we make any substantive amendments to, or grant any waivers from, the Code of Conduct for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.
Board Leadership Structure and Board’s Role in Risk Oversight
Timothy Lu, M.D., Ph.D. is our current Chief Executive Officer and Kanya Rajangam, M.D., Ph.D., is our current President. We do not have a Chairperson of the Board or a lead independent director. In the absence of a Chairperson of the Board of Directors, our Chief Executive Officer presides at all meetings of our Board of Directors and stockholders. We believe this is appropriate for our company at this time because of (1) our size, (2)

the size of our board, (3) our Chief Executive Officer is responsible for our day-to-day operations and implementing our strategy, and (4) discussion of developments in our business and financial condition and results are important parts of the discussion at board meetings and we believe it is appropriate for the Chief Executive Officer to chair those discussions. Our Board of Directors recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, particularly as the Board of Directors’ oversight responsibilities continue to grow, and will periodically evaluate the leadership structure of our Board of Directors.
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the Board of Directors in overseeing the management of our risks is conducted primarily through committees of the Board of Directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full Board of Directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairperson of the relevant committee reports on the discussion to the full Board of Directors during the committee reports portion of the next board meeting. This enables the Board of Directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with the Directors of Senti Biosciences, Inc.
Any interested party with concerns about our company may report such concerns to any member of the Board of Directors or the chairman of our Nominating and Corporate Governance Committee, by submitting a written communication to the attention of such director at the following address:
c/o Senti Biosciences, Inc.
2 Corporate Drive, First Floor
South San Francisco, CA, 94080
United States
A copy of any such written communication may also be forwarded to our legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.
Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.
The Audit Committee oversees the procedures for the receipt, retention, and treatment of complaints we receive regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. We have also established a toll-free telephone number for the reporting of such activity, which is +1 (844) 982-1781.

NON-EMPLOYEE DIRECTOR COMPENSATION
Non-Employee Director Compensation Policy
Non-Employee Director Compensation Policy in effect through March 6, 2025
Our Board of Directors has adopted a non-employee director compensation policy which is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under the policy, our non-employee directors are eligible to receive cash retainers (which are payable quarterly in arrears and prorated for partial years of service) and equity awards as set forth below. In addition, we reimburse non-employee directors for all reasonable out-of-pocket expenses incurred in attending meetings of our Board of Directors or board committees. We do not pay additional compensation for attending individual meetings of our Board of Directors.

Annual Retainer for Board Membership	$35,000
Additional Annual Retainer for Non-Executive Chair	$30,000
Additional Annual Retainer for Committee Membership
Audit Committee Chairperson:	$15,000
Audit Committee Member (other than Chairperson)	$7,500
Compensation Committee Chairperson:	$15,000
Compensation Committee Member (other than Chairperson)	$7,500
Nominating and Corporate Governance Committee Chairperson:	$8,000
Nominating and Corporate Governance Committee Member (other than Chairperson)	$4,000
Equity Retainers
Initial Award: An initial, one-time stock option, or Initial Award, of 125,000 shares of our common stock was granted to each non-employee director serving on our Board of Directors as of July 13, 2022, the date on which the non-employee director compensation policy was originally adopted, and to each new non-employee director upon his or her election to the Board of Directors following July 13, 2022 until March 7, 2025. Each Initial Award vests in 36 equal monthly installments over three years from the date of grant, subject to continued service as a director, unless otherwise provided by a written agreement entered into at or prior to the time that such director ceases to serve as a member of our Board of Directors. Each Initial Award expires ten years from the date of grant, and will have a per share exercise price equal to the closing price of our common stock on the date of grant.
Annual Award: On the date of each annual meeting of our stockholders, each continuing non-employee director other than a director receiving an Initial Award on such date, received an annual stock option award, or Annual Award, for 62,500 shares of our common stock. Each Annual Award vests in full on the earlier of the first anniversary of the date of grant or the date of the next annual meeting, subject to continued service, unless otherwise provided by a written agreement entered into at or prior to the time that such director ceases to serve as a member of our Board of Directors. Each Annual Award expires ten years from the date of grant, and will have a per share exercise price equal to the closing price of our common stock on the date of grant.
Change of Control Acceleration: All outstanding Initial Awards and Annual Awards held by a non-employee director shall become fully vested and exercisable upon a “Change of Control” (as defined in our 2022 Equity Incentive Plan, or our 2022 Plan).
Maximum Annual Compensation
The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director in any calendar year will not exceed $750,000 (or $1,000,000 for the first year that a non-employee director is appointed or elected to our Board of Directors), in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.
Non-Employee Director Compensation Policy in effect as of March 7, 2025
As part of a regular review of our corporate governance practices and compensation policies and in an effort to continue to attract and retain qualified members of the Board of Directors, after consultation with compensation consultants and upon recommendation of the Compensation Committee, the Board approved an Amended and Restated Non-Employee Director Compensation Policy, or the A&R Non-Employee Director Compensation Policy, on the terms and conditions contained therein. The A&R Non-Employee Director Compensation Policy is intended to enable the Company to attract and retain qualified Non-Employee Directors, provide them with compensation at a level that is consistent with our compensation objectives, and in the case of equity-based compensation, align the Non-Employee Directors’ interests with those of our stockholders. The A&R Non-Employee Director Compensation Policy is effective as of March 7, 2025, or the Effective Date.

Annual Retainer for Board Membership	$35,000
Additional Annual Retainer for Non-Executive Chair	$30,000
Additional Annual Retainer for Committee Membership
Audit Committee Chairperson:	$15,000
Audit Committee Member (other than Chairperson)	$7,500
Compensation Committee Chairperson:	$15,000
Compensation Committee Member (other than Chairperson)	$7,500
Nominating and Corporate Governance Committee Chairperson:	$8,000
Nominating and Corporate Governance Committee Member (other than Chairperson)	$4,000
Equity Retainers

Initial Award: An initial, one-time stock option, or Initial Award, of 43,900 shares of our common stock will be granted to each non-employee director serving on our Board of Directors as of March 7, 2025, the date on which the non-employee director compensation policy was amended and restated, and to each new non-employee director upon his or her election to the Board of Directors following such date. Each Initial Award vests in 36 equal monthly installments over three years from the date of grant, subject to continued service as a director, unless otherwise provided by a written agreement entered into at or prior to the time that such director ceases to serve as a member of our board. Each Initial Award expires ten years from the date of grant, and will have a per share exercise price equal to the closing price of our common stock on the date of grant.
Annual Award: On the date of each annual meeting of stockholders of the Company following March 7, 2025, each continuing non-employee director other than a director receiving an Initial Award on such date, will receive an annual stock option award, or Annual Award, for 21,950 shares of our common stock. Each Annual Award vests in full on the earlier of the first anniversary of the date of grant or the date of the next annual meeting, subject to continued service, unless otherwise provided by a written agreement entered into at or prior to the time that such director ceases to serve as a member of our board. Each Annual Award expires ten years from the date of grant, and will have a per share exercise price equal to the closing price of our common stock on the date of grant.
Change of Control Acceleration: All outstanding Initial Awards and Annual Awards held by a non-employee director shall become fully vested and exercisable upon a “Change of Control” (as defined in our Amended and Restated Equity Incentive Plan, or the A&R 2022 Plan).
Maximum Annual Compensation

The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director in any calendar year will not exceed $750,000 (or $1,000,000 for the first year that a non-employee director is appointed or elected to our Board of Directors), in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

Non-Employee Director Agreements
On May 14, 2021, we entered into a scientific advisory board agreement with James Collins, or the Collins Agreement, pursuant to which he serves as a member and chair of our SAB. As consideration for such services, Dr. Collins is entitled to receive (i) cash compensation in the amount of $10,500 per year (plus, for service as chair of our SAB, an additional $9,000 per year), and (ii) subject to approval by our Board of Directors or compensation committee, an annual stock option award of 3,522 shares, which amount is subject to adjustment in the event of a change in our capitalization. The Collins Agreement provides for such cash compensation to be paid in equal quarterly installments and each stock option award to vest over four (4) years, subject to Dr. Collins continued service with us and subject to the terms and conditions of our 2016 Stock Incentive Plan, as amended, or the 2016 Plan (or other applicable equity incentive plan in effect at the time of grant). The Collins Agreement also provides for reimbursement of reasonable, out-of-pocket expenses incurred in connection with Dr. Collins’ performance of services upon our request. Pursuant to the Collins Agreement, Dr. Collins is subject to certain standard assignment of intellectual property and confidentiality covenants, as well as independent contractor covenants. The Collins Agreement expired in May 2024.
Director Compensation Table
The following table sets forth information regarding the compensation awarded to, earned by or paid to our non-employee directors for service on our Board of Directors during the year ended December 31, 2024. Dr. Lu, who served as our President and Chief Executive Officer during 2024, also served on our Board of Directors, but did not receive any additional compensation for his service as a director and therefore is not included in the table below. Dr. Lu’s compensation for his service, as our President and Chief Executive Officer, is set forth below under “Executive Compensation-Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)(2)	All Other Compensation ($)	Total ($)
Susan Berland(3)	$25,749	$—	—	$25,749
Brenda Cooperstone, M.D.	$50,000	$14,849	—	$64,849
Edward Mathers	$56,681	$14,849	—	$71,530
James (Jim) Collins, Ph.D.	$39,000	$14,849	$4,875(5)	$58,724
Frances Schulz	$2,656	$61,954	—	$64,610
Donald Tang	$2,188	$61,954	—	$64,141
Omid Farokhzad, M.D.(4)	$41,807	$14,849	—	$56,656
_______
(1)In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted and the incremental fair value of option awards materially modified during fiscal year 2024 computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or FASB ASC 718. The assumptions used in calculating the grant date fair value of the option awards reported in this column are set forth in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 20, 2025. These amounts do not reflect the actual economic value that will be realized by our non-employee directors upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such stock options.
(2)The following table provides information regarding the number of shares of common stock underlying stock options granted to our non-employee directors that were outstanding as of December 31, 2024.

Name	Option Awards Outstanding at 2024 Year-End (number of shares)
Susan Berland	—
Brenda Cooperstone, M.D.	28,143
Edward Mathers	25,000
James (Jim) Collins, Ph.D.	26,056
Frances Schulz	12,500
Donald Tang	12,500
Omid Farokhzad, M.D.	15,972

(3)Ms. Berland resigned from our Board of Directors effective June 11, 2024. Amounts reported in the “Fees Earned or Paid in Cash” reflect compensation paid to Ms. Berland in accordance with our non-employee director compensation policy prior to her resignation.
(4)Dr. Farokhzad resigned from our Board of Directors effective November 25, 2024. Amounts reported in the “Fees Earned or Paid in Cash” reflect compensation paid to Dr. Farokhzad in accordance with our non-employee director compensation policy prior to his resignation.
(5)Amount represents fees earned by Dr. Collins in 2024 under his agreement to serve as a member and chair of our SAB.

EXECUTIVE OFFICERS
The following table identifies our executive officers and key employees, and sets forth their current positions at the Company and their ages as of April 28, 2025.

Name	Positions and Offices Held with Senti Biosciences, Inc.	Position Held Since	Age
Timothy Lu, M.D., Ph.D.	Chief Executive Officer and Director	2016	44
Jay Cross	Chief Financial Officer	2025	54
Kanya Rajangam, M.D., Ph.D.	President, Head of Research and Development and Chief Medical Officer	2022	51
_______
Yvonne Li, who was previously our Interim Chief Financial Officer and Treasurer, is no longer the Company’s principal financial officer and principal accounting officer effective January 31, 2025. She served as a consultant until March 31, 2025.
You should refer to “Class I Directors” above for information about our Chief Executive Officer, Timothy Lu, M.D., Ph.D. Biographical information for our other executive officers as of April 28, 2025, is set forth below.
Jay Cross has served as our Chief Financial Officer since March 2025. He previously held various roles at Sonnet BioTherapeutics, Inc. (NASDAQ: SONN), or Sonnet, from May 2019 through February 2025. He served as Sonnet’s Chief Financial Officer and Chief Business Officer. Prior to that time Mr. Cross was a Managing Director with Chardan Capital’s healthcare investment banking team from November 2015 to March 2019, where he focused on biopharmaceuticals. Prior to that, from May 2014 to June 2015, Mr. Cross served as a Director with Alere Financial Partners and from May 2011 to October 2013 as a Senior Analyst at Balyasny Asset Management. He launched his career in finance in 1999 as an associate analyst covering biotechnology on the healthcare equity research team at Hambrecht & Quist. Mr. Cross earned an M.P.H. from the Yale University School of Medicine and a B.S. in psychology from Washington & Lee University.
Kanya Rajangam, M.D., Ph.D. has served as our President since May 2024, as our Head of Research and Development and our Chief Medical Officer since March 2023, and previously as our Chief Medical and Development Officer from July 2022. Since January 2023, Dr. Rajangam has served as a member of the scientific advisory board of Vibe Bio, a privately held company with AI powered pipeline analyses for asset diligence and investment choices. Since November 2021, Dr. Rajangam has served as an independent director at Turnstone Biologics, Inc. (NASDAQ: TSBX), a publicly held TIL therapies company. Previously, she served at Nkarta, Inc. (NASDAQ: NKTX) as its Chief Medical Officer from September 2019 to June 2022 and as its Senior Vice President and Chief Medical Officer from December 2018 to September 2019. Previously, Dr. Rajangam was Senior Vice President and Chief Medical Officer at Atara Biotherapeutics, Inc. (NASDAQ: ATRA), a publicly held allogeneic T-cell immunotherapy company, from August 2017 to September 2018, Chief Medical Officer at Cleave Biosciences from December 2016 to July 2017 and Vice President of Clinical Development from June 2015 to December 2016, and Executive Director at Nektar Therapeutics (NASDAQ: NKTR), a publicly held biopharmaceutical company, from March 2015 to May 2015. Prior to that, she held positions of increasing responsibility at Onyx Pharmaceuticals, Inc. from April 2011 to February 2015, at Exelixis, Inc. from January 2008 to April 2011 and at Baxter Healthcare, Inc. from 2006 to 2007. Dr. Rajangam earned a medical degree from St. John’s Medical College Bangalore University and subsequently completed her general surgical residency at PGIMER, Chandigarh, India. She received a Ph.D. in biomedical engineering from Northwestern University.
The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he or she was or is to be selected as an executive officer. There are no material legal proceedings to which any of our executive officers is a party adverse to us or in which any such person has a material interest adverse to us.

EXECUTIVE COMPENSATION
This section provides an overview of our executive compensation program as it relates to the executive officers named below, or together, the named executive officers, for the year ended December 31, 2024, which consist of our principal executive officer and our two most highly compensated executive officers:
•Timothy Lu, M.D., Ph.D., our Chief Executive Officer;
•Kanya Rajangam, M.D., Ph.D., our President, Head of Research and Development and Chief Medical Officer; and
•Yvonne Li, our former Interim Chief Financial Officer.
Effective as of January 31, 2025, Ms. Li no longer serves as our principal financial officer and principal accounting officer. Pursuant to the consulting agreement entered by and between Ms. Li and us, effective February 5, 2025, she served as a consultant until March 31, 2025.
Summary Compensation Table
The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the year indicated.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Timothy Lu, M.D., Ph.D.	2024	$618,757	$—	$140,760	$159,141	$442,412	$12,031	$930,690
Chief Executive Officer	2023	$606,625	$—	$—	$817,929	$250,233	$11,711	$1,686,498
Kanya Rajangam, M.D., Ph.D.	2024	$526,789	$—	$46,460	$52,701	$265,502	$1,756	$858,770
President, Head of Research and Development and Chief Medical Officer	2023	$516,460	$—	$—	$168,779	$173,531	$—	$627,707
Yvonne Li (5)	2024	$—	$—	$—	$—	$—	$547,540	$547,540
Former Chief Financial Officer	2023	$—	$—	$—	$—	$—	$—	$—
_________
(1) The amounts reported represent the aggregate grant date fair value of the RSUs, granted to our named executive officers during the applicable fiscal year, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or FASB ASC 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the RSUs reported in this column are set forth in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K, filed with the SEC on March 20, 2025. The amounts reported in this column reflect the accounting cost for the RSUs and do not correspond to the actual economic value that may be received by our named executive officers upon the vesting of the RSUs, issuance of shares of common stock, or any sale of shares of common stock received pursuant to such awards.
(2) The amounts reported represent the aggregate grant date fair value of the stock options granted to the named executive officers during the applicable fiscal year, calculated in accordance with FASB ASC 718. Such grant date fair value does not take into account any estimated or actual forfeitures. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K, filed with the SEC on March 20, 2025. The amounts reported in this column reflect the accounting cost for the stock options, and does not correspond to the actual economic value that may be received upon exercise of the stock options, issuance of shares of common stock, or any sale of any of the underlying shares of common stock.

(3) Reflects performance-based cash bonuses awarded to our named executive officers. See “—Narrative to the Summary Compensation Table—Non-Equity Incentive Plan Compensation” below for a description of the material terms pursuant to which this compensation was awarded.
(4) Reflects (i) for Dr. Lu and Dr. Rajangam, employer matching contributions made under our 401(k) plan, and (ii) for Ms. Li, the aggregate consulting fees paid for her services as former Interim Chief Financial Officer.
(5) Ms. Li was appointed our former Interim Chief Financial Officer effective as of May 4, 2024, and the amounts reported in the “All Other Compensation” column for 2024 reflect the consulting fees earned by Ms. Li following her commencement of service with us. Effective as of January 31, 2025, Ms. Li is no longer our principal financial officer and principal accounting officer. Pursuant to the consulting agreement entered by and between Ms. Li and us, effective February 5, 2025, she served as a consultant until March 31, 2025.
Narrative to Summary Compensation Table
Our Compensation Committee or Board of Directors reviews compensation annually for all employees, including named executive officers. In making compensation determinations, we consider compensation for comparable positions in the market and with peer companies, the historical compensation levels of executives, individual performance as compared to our expectations and objectives, our desire to motivate employees to achieve short- and long-term results that are in the best interests of our stockholders and a long-term commitment to the company.
Annual Base Salaries
Base salaries for the executive officers who are employees are initially established through arm’s-length negotiations at the time of the executive officer’s hiring, taking into account such executive officer’s qualifications, experience, the scope of his or her responsibilities and competitive market compensation paid by other companies for similar positions within the industry and geography. Base salaries are reviewed periodically, typically in connection with the Company’s annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. In making decisions regarding salary increases, we may also draw upon the experience of members of the Board of Directors with executives at other companies. The 2024 base salaries for the named executive officers who are employees were as follows: (a) $618,757 for Dr. Lu; and (b) $526,789 for Dr. Rajangam.
Non-Equity Incentive Plan Compensation
Our named executive officers who are employees are each eligible to receive a discretionary annual bonus based on individual and company performance. In 2024, Dr. Lu was eligible to earn an annual target performance bonus equal to 55% of his 2024 base salary based on the achievement of corporate objectives. Dr. Rajangam was eligible to earn an annual target performance bonus equal to 40% of her 2024 base salary based on the achievement of both individual and corporate objectives. Payment of 2024 annual bonuses was based in part on us achieving certain research and product development, capital raising and other target goals. Based on the achievement of such goals, the Compensation Committee determined that Dr. Lu was entitled to 130% of his target bonus for 2024 performance, and Dr. Rajangam was entitled to 126% of her respective target bonuses for 2024 performance.
Equity Incentive Awards
Our equity incentive awards are designed to align our interests and those of our stockholders with those of our employees and consultants, including our named executive officers.
We have historically used stock options and RSUs as incentives for long-term compensation to the named executive officers as the return on such awards is tied to an increase in our stock price. We may grant equity awards at such times as our Board of Directors or Compensation Committee determines appropriate in their discretion. Additional grants may occur periodically in order to incentivize executives with respect to achieving certain corporate goals or to reward them for exceptional performance.
Prior to the completion of our Business Combination, all of the equity incentive awards were made pursuant to our 2016 Plan. Following the completion of the Business Combination, all equity incentive awards were granted under the terms of our 2022 Equity Incentive Plan, or the Plan. See “Outstanding Equity Awards at Fiscal Year-End” below for additional information.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2024:

			Option Awards(1)					Stock Awards(1)
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Timothy Lu	2/2/2021(3)	1/1/2021	454,024	-	-	$2.66	2/1/2031	-	-
	12/19/2021(4)	6/8/2022	820,443	1,367,407	-	$9.92	12/18/2031	-	-
	12/19/2021(5)	12/19/2021	-	-	315,748	$9.92	12/18/2031	-	-
	2/1/2023(6)	2/1/2023	131,248	498,752	-	$1.81	1/31/2033	-	-
	2/2/2024(6)	2/1/2024	9,565	36,334	-	$4.60	1/31/2034	-	-
	2/2/2024(7)	2/1/2024	-	-	-	-	-	30,600	$107,406
Kanya Rajangam	7/18/2022(3)	7/5/2022	116,077	211,673	-	$1.80	7/17/2032	-	-
	2/1/2023(6)	2/1/2023	27,083	102,917	-	$1.81	1/31/2033	-	-
	2/2/2024(6)	2/1/2024	3,169	-	-	-	1/31/2034	-	-
	2/2/2024(7)	2/1/2024	-	-	-	-	-	10,100	$35,451
Yvonne Li	-	-	-	-	-	-	-	-	-
__________
(1)Amounts reported have been retroactively adjusted to reflect the 1-for-10 reverse stock split effected on July 17, 2024.
(2)The amounts reported in this column reflect the number of unvested shares multiplied by $3.51, which was the closing market price of our common stock on December 31, 2024, the last trading day of fiscal year 2024.
(3)25% of the shares underlying this option vest on the one-year anniversary of the vesting commencement date and the remainder vest in 36 equal monthly installments thereafter, subject to the named executive officer’s continued employment through the applicable vesting date.
(4)The shares underlying this option were subject to both time-based and performance-based vesting conditions. 100% of the shares underlying the option satisfied the performance based vesting condition upon consummation of the Merger. The shares underlying the option shall satisfy the time-based vesting condition as follows: 25% on the one-year anniversary of the vesting commencement date and the remainder vest in 36 equal monthly installments thereafter, subject to the named executive officer’s continued service relationship through the applicable vesting date.
(5)The shares underlying this option are subject to the service-based and market-based vesting conditions. The market-based vesting conditions are satisfied upon attainment of certain share prices, or hurdle prices, for 20 out of 30 consecutive trading days. The hurdle prices are $148.20, $197.80, $247.30 and $296.90, which each relate to 25% of the option shares. Upon the date that the market-based hurdles are satisfied, 50% of the applicable shares vest on the later of such date or the first anniversary of the vesting commencement date, and the remaining 50% of the shares vest on the later of the earned date or the second anniversary of the vesting commencement date, in each case subject to Dr. Lu’s continued service relationship.
(6)The shares underlying this option vest in 48 substantially equal monthly installments over four years from the vesting commencement date, subject to the named executive officer’s continued employment through the applicable vesting date.
(7)All of the shares underlying this RSU will vest in three equal annual installments following the vesting commencement date, subject to the named executive officer’s continued employment.
Equity Grant Timing
Our Compensation Committee has generally granted annual equity awards, including stock option grants to our named executive officers, in February of each year. In addition, new hires receive stock option grants at the time of their hiring. During 2024, our Compensation Committee did not take into account any material nonpublic information when determining the timing and terms of equity incentive awards, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2024, we did not grant stock options to our named executive officers during any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-Q, 10-K or 8-K that discloses material nonpublic information.
Pension and Retirement Benefits
Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or defined benefit retirement plan sponsored by us during the fiscal year ended December 31, 2024.
Nonqualified Deferred Compensation
Our named executive officers did not participate in, or earn any benefits under, any nonqualified deferred compensation plan sponsored by us during the fiscal year ended December 31, 2024.
Employment Arrangements
We have entered into employment offer letters with each of our named executive officers who are employees, which generally provide for at-will employment without any specific term and set forth the named executive officer’s initial base salary and eligibility for employee benefits. Each of our named executive officers has executed a form of our standard confidential information and inventions assignment agreement.
Additionally, each of our named executive officers is entitled to certain severance benefits pursuant to their employment offer letters (or, for Dr. Lu, a Severance and Change in Control Agreement), the terms of which are described under the section titled “Potential Payments and Benefits upon Termination or Change in Control” below.
Offer Letter with Timothy Lu, M.D., Ph.D.
In December 2018, we entered into an employment letter agreement with Dr. Lu, which sets forth the terms of his employment with Senti. Pursuant to his offer letter, Dr. Lu was initially entitled to an annual base salary of $400,000, a signing bonus of $168,333, and a discretionary annual target bonus equal to 40% of his base salary, contingent upon the achievement of performance objectives established by our Board of Directors. Dr. Lu is also eligible to participate in our employee benefits plans generally available to our employees, subject to the terms of such plans.
Agreement with Kanya Rajangam, M.D., Ph.D.
In May 2022, we entered into an employment offer letter with Dr. Rajangam, which sets forth the terms of her employment with Senti. Pursuant to her offer letter, Dr. Rajangam was initially entitled to an annual base salary of $490,000, a signing bonus of $90,000, and a discretionary annual target bonus equal to 40% of her base salary, contingent upon the achievement of performance objectives established by our Board of Directors or Compensation Committee. Additionally, subject to approval of our Board of Directors, Dr. Rajangam was eligible to receive an option to purchase 0.75% of our issued and outstanding shares as of immediately following the closing of our Business Combination, which option vests over a four-year period subject to her continuous service. Dr. Rajangam is also eligible to participate in our employee benefit plans generally available to our employees, subject to the terms of such plans. Dr. Rajangam’s offer letter also includes severance benefits, as described under the section titled “Potential Payments and Benefits upon Termination or Change in Control” below.
Consulting Agreement with Ms. Li
In May 2024, we entered into a consulting agreement with Yvonne Li, which provided the terms of her engagement with Senti as our former Interim Chief Financial Officer. Pursuant to the consulting agreement, Ms. Li was initially entitled to receive consulting fees of $350 per hour in cash for services performed, with a maximum aggregate payment of $370,000 for services through November 1, 2024. Effective November 1, 2024, Ms. Li was entitled to receive consulting fees of $390 per hour in cash for services performed, with a maximum aggregate payment of $220,000 for services from November 1, 2024 through January 31, 2025. The consulting agreement had a one year term, unless extended by our Board of Directors and Ms. Li. Effective as of January 31, 2025, Ms. Li is no longer our principal financial officer and principal accounting officer following the expiry of her consulting agreement on its terms. Pursuant to the consulting agreement entered by and between Ms. Li and us, effective February 5, 2025, she served as a consultant until March 31, 2025.
Potential Payments and Benefits upon Termination or Change in Control
Regardless of the manner in which a named executive officer’s employment with us terminates, the named executive officer is entitled to receive amounts earned during his term of service, including salary and accrued unused vacation pay.
Termination Payments and Benefits
In July 2022, we entered into a Severance and Change in Control Agreement with Dr. Lu, which sets forth the terms of his severance benefits and supersedes the severance benefits to which he was previously entitled to under his employment offer letter.
Pursuant to Dr. Lu’s Severance and Change in Control Agreement and Dr. Rajangam’s offer letter, each of Drs. Lu and Rajangam are eligible to receive the following severance payments and benefits, in accordance with the terms and conditions of their respective Severance and Change in Control Agreement or offer letter, upon a termination without “cause” or upon resignation for “good reason”, contingent upon the named executive officer’s timely delivery to the Company of an effective release of claims, or a qualifying termination:
•In the event of a qualifying termination, Dr. Lu is entitled to severance equal to (i) 12 months of his then current base salary, (ii) the prorated portion of his target annual bonus, (iii) all earned but unpaid annual bonus for the calendar year prior to the year in which his employment terminated, and (iv) up to 12 months of continued group health plan benefits at levels in effect at the time of termination. In lieu of the foregoing payments and benefits, if such qualifying termination occurs within three months before or 12 months after a “change of control,” then Dr. Lu is entitled to severance equal to (i) 18 months of his then current base salary, (ii) his target annual bonus for the year of termination, (iii) all earned but unpaid annual bonus for the calendar year prior to the year in which his employment terminated, (iv) up to 18 months of continued group health plan benefits at levels in effect at the time of termination, and (v) accelerated vesting of all outstanding time-based equity awards (and the time-based vesting conditions of equity awards which vest by a combination of time-based and performance-based vesting conditions) held by Dr. Lu.
•In the event of a qualifying termination, Dr. Rajangam is entitled to severance equal to (i) nine months of her then current base salary, (ii) all earned but unpaid bonus for the calendar year prior to the year in which her employment terminated, and (iii) up to nine months of continued group health plan benefits at levels in effect at the time of termination. In lieu of the foregoing payments and benefits, if such qualifying termination occurs within three months before or 12 months after a “change of control,” then Dr. Rajangam is entitled to severance equal to (i) 12 months of her then current base salary, (ii) her target annual bonus for the year of termination, (iii) all earned but unpaid annual bonus for the calendar year prior to the year in which her employment terminated, (iv) up to 18 months of continued group health plan benefits at levels in effect at the time of termination, and (v) accelerated vesting of the time-based equity awards (and the time-based vesting conditions of equity awards which vest by a combination of time-based and performance-based vesting conditions) held by Dr. Rajangam.
The payments and benefits provided to our named executive officers in connection with a change in control may not be eligible for a federal income tax deduction pursuant to Section 280G of the Internal Revenue Code of 1986, as amended, or the Code. These payments and benefits may also subject the named executive officers to an excise tax under Section 4999 of the Code. If the payments and benefits payable to Drs. Lu or Rajangam in connection with a change in control would subject them to the excise tax imposed under Section 4999 of the Code, such severance benefits will be reduced if such reduction would result in a higher net after-tax benefit to such named executive officers.
For the purposes of our named executive officers’ severance benefits, the following definitions apply:
•“cause” generally means the occurrence of any of the following: (i) the employee’s material breach of their employment offer letter; (ii) any act (other than retirement) or omission which has a material and adverse effect on our business, or on the employee’s ability to perform services for us, including the commission of any crime (other than minor traffic violations); or (iii) material misconduct or material neglect of the employee’s duties in connection with our business or affairs.
•“change of control” has the meaning set forth in our 2022 Plan (excluding consummation of our Business Combination).
•“good reason” generally means the executive’s termination of their own employment because of any of the following: (i) our breach of any one or more of the material provisions of the executive’s employment offer letter; (ii) a material reduction by us of their annual base salary, unless they consent to such reduction or unless such reduction is applied equally, as a percentage of base salary, to all our senior executives; (iii) a material change in the geographic location at which they are required to provide services; or (iv) a material adverse change in their duties, authority, or responsibilities relative to their duties, authority, or responsibilities in effect immediately prior to such reduction (other than a change in title and provided that a change in title, reporting lines or position in connection with a change of control will not, in itself, be deemed to be a change in duties, authority or responsibility); provided, however, that the executive comply with notice and cure periods set forth in the applicable employment offer letter or Severance and Change in Control Agreement.
Health and Welfare and Retirement Benefits
Health and Welfare Benefits and Perquisites
All of our current named executive officers are eligible to participate in our health and welfare employee benefit plans generally available to our employees, including our medical, dental, vision, disability and life insurance plans, in each case on the same basis as all of our other employees. We pay the premiums for the life, disability and accidental death and dismemberment insurance for all of our employees, including our named executive officers. We generally do not provide perquisites or personal benefits to our named executive officers.
401(k) Plan
We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our 401(k) plan is intended to qualify as a tax-qualified plan under the Code. Our named executive officers are eligible to participate in the 401(k) plan on the same basis as our other employees. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. We currently provide matching 401(k) contributions to participants in the 401(k) plan, including our named executive officers.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Other than the transactions described below, since January 1, 2023, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.
2024 PIPE Investment
On December 2, 2024, we entered into a Securities Purchase Agreement with certain accredited investors, pursuant to which we agreed to issue and sell, in the 2024 PIPE, (i) 21,157 shares of Series A redeemable convertible preferred stock for an aggregate offering price of $47.6 million and (ii) 31,735,500 Warrant Shares. The table below sets forth the number of Series A redeemable convertible preferred stock and Warrant Shares purchased by our related parties:

Related Person	Shares of Series A Preferred Stock	Series A Preferred Stock Purchase Price	Warrant Shares	Warrant Exercise Price
Iyer Family Revocable Trust dated Aug 26 2012(1)	33	$74,250	49,500	$113,850
New Enterprise Associates 15, L.P.(2)	3,333	$7,499,250	4,999,500	$11,498,850
Bayer HealthCare LLC(3)	2,222	$4,999,500	3,333,000	$7,665,900
Celadon Partners SPV 24(4)	9,777	$21,998,250	14,665,500	$33,730,650

(1)
Kanya Rajangam, our current President, Head of Research Development and Chief Medical Officer, is one of the two authorized trustees of the Iyer Family Revocable Trust dated August 26, 2012, or the Iyer Trust.

(2)	Edward Mathers, a member of our Board of Directors, is employed as a Partner at New Enterprise Associates, Inc., which is affiliated with New Enterprise Associates 15, L.P, which holds greater than 5% of our outstanding stock.
(3)	Bayer HealthCare LLC holds greater than 5% of our outstanding stock.
(4)	Donald Tang, a member of our Board of Directors, is affiliated with Celadon Partners SPV 24.

Non-Employee Director Agreements
Agreement with David Epstein
On July 1, 2022, we entered into a consulting agreement with our former director, David Epstein, which agreement was amended on April 27, 2023, pursuant to which he provides certain consulting and advisory services, as is more fully described in the section titled “Non-Employee Director Compensation- Non-Employee Director Agreements” under Item 11 of our Annual Report on Form 10-K, filed with the SEC on March 21, 2024, as amended and filed with the SEC on April 26, 2024.
Agreement with James Collins
On May 14, 2021, we entered into an agreement with our director James Collins, pursuant to which he is a member and chair of our SAB, and as more fully described in the section titled “Non-Employee Director Compensation- Non-Employee Director Agreements.”
Agreement with Seer, Inc.
On December 23, 2022, we agreed to purchase a piece of biologics automation equipment for our research facility from Seer, Inc. (NASDAQ: SEER) for $200,000. Omid Farokhzad, a former member of our Board of Directors, is the Chief Executive Officer of Seer. The equipment was delivered in January 2023. The consideration of $200,000, plus interest, was paid over a two-year period, and ownership title was transferred to Senti upon final payment. The design and sale of this equipment is the main business of Seer and there is no comparable product on the market. The Audit Committee approved the purchase of the equipment at a committee meeting on March 17, 2023. The transaction was classified in our books as a finance lease that commenced on March 1, 2023.
Agreement with GeneFab, LLC
Framework Agreement
On August 7, 2023, we entered into a framework agreement, or the Framework Agreement, with GeneFab, LLC, a Delaware limited liability company, or GeneFab, and Valere Bio, Inc., a Delaware corporation and the parent company of GeneFab, or Valere, which is wholly owned by a company managed by Celadon Partners, LLC, pursuant to which we, subject to the terms and conditions therein, (i) sold, assigned and transferred its rights, title and interest in certain of the assets and contractual rights to GeneFab, including all of our equipment and leasehold improvements at our facilities in Alameda, California, or the Alameda Facility and certain of our intellectual property related to the schematics for and design of the Alameda Facility, and (ii) subleased to GeneFab its premises under the lease for the Alameda Facility (a portion of which is subject to the satisfaction of certain conditions), or collectively, the Purchased Assets. In addition, we agreed to grant a license to GeneFab under certain of its intellectual property rights to conduct manufacturing services and to research, develop, manufacture and commercialize products outside of oncology, pursuant to a license agreement under negotiation, or the License Agreement. Donald Tang, a member of our Board of Directors, is a manager of Celadon Partners, LLC.
Pursuant to the Framework Agreement, we sold the Purchased Assets, and consummated, or will consummate, the other transactions contemplated thereby, for total consideration of $37.8 million in cash of which the amounts payable at closing of the transactions contemplated by the Agreement shall be subject to certain offsets against the advance payment under the DMSA (as defined below), or the Cash Consideration, and the grant of the Seller Economic Share (as defined below) by Valere. Fifty percent of the Cash Consideration was paid at closing and the remaining was due to us following the signing of an IP license agreement. We signed an amendment to the Framework Agreement wherein the parties waived payment of the remaining amount in connection with Celadon’s investment in the 2024 PIPE as described herein.
Seller Economic Share Agreement
In connection with the Agreement, we, GeneFab and Valere entered into a seller economic share agreement, or the SESA, pursuant to which we will be entitled to receive ten percent of the realized gains of Valere arising and resulting from any cash or in-kind distributions from GeneFab in connection with the dividend or sale event, subject to the terms and conditions of the SESA.
Development and Manufacturing Services Agreement
In connection with the Agreement, we entered into a development and manufacturing services agreement with GeneFab, which was subsequently amended and restated, or the DMSA, pursuant to which GeneFab will provide to us, certain research, development, and manufacturing services. Subject to GeneFab’s meeting of certain criteria, we and our licensees will be obligated to engage GeneFab for certain services. We made an advance payment to GeneFab of $18.9 million for such services and received a credit of $8 million from GeneFab to be applied to a portion of the future invoices for such services. Each party may terminate the DMSA for the other party’s uncured material breach of the DMSA, or for insolvency events or for certain technical events. In December 2024, we entered into an Amended and Restated DMSA with GeneFab in connection with the 2024 PIPE.
Option Agreement
In connection with the Framework Agreement, we also entered into a letter agreement with GeneFab, which was subsequently amended and is referred to herein as the Option Agreement, pursuant to which GeneFab has the right to invest up to approximately $20.0 million to purchase up to 1,963,344 shares of our common stock, subject to approval by our stockholders to the extent required pursuant to applicable Nasdaq rules, at a price of $10.18670 per share in private placements in up to ten installments, or the Option. Pursuant to the Option Agreement and applicable Nasdaq rules, in no event may we issue shares of common stock under the Option Agreement equal to more than 19.99% of the shares of common stock outstanding immediately prior to the execution of the Option Agreement, or the Exchange Cap, unless we obtain stockholder approval to issue shares of common stock in excess of the Exchange Cap in accordance with applicable Nasdaq rules. The Option is exercisable for a period of 36 months following the execution of the License Agreement. Pursuant to the Option Agreement, we also agreed to register all the shares of common stock purchased by GeneFab under the Option Agreement for resale by filing up to four registration statements, subject to certain conditions and restrictions contained in the Option Agreement. The Option Agreement was assigned to Celadon Partners, the sole investor of GeneFab, on May 28, 2024.
Consulting Agreement with Ms. Li
In May 2024, we entered into a consulting agreement with Yvonne Li, which sets forth the terms of her engagement with Senti as our former Interim Chief Financial Officer. Pursuant to the consulting agreement, Ms. Li was initially entitled to receive consulting fees of $350 per hour in cash for services performed, with a maximum aggregate payment of $370,000 for services through November 1, 2024. Effective November 1, 2024, Ms. Li is entitled to receive consulting fees of $390 per hour in cash for services performed, with a maximum aggregate payment of $220,000 for services from November 1, 2024 through January 31, 2025. The consulting agreement has a one year term, unless extended by our Board of Directors and Ms. Li. Effective as of January 31, 2025, Ms. Li is no longer our principal financial officer and principal accounting officer following the expiry of her consulting agreement on its terms. Pursuant to the consulting agreement entered by and between Ms. Li and us, effective February 5, 2025, she served as a consultant until March 31, 2025.
Indemnification Agreements
The certificate of incorporation contains provisions limiting the liability of directors, and the bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. The certificate of incorporation and bylaws also provide our Board of Directors with discretion to indemnify our employees and other agents when determined appropriate by the Board of Directors.
In addition, we have entered into or intend to enter into an indemnification agreement with each of our directors and executive officers, which will require us to indemnify them.
Stock Option Grants to Directors and Executive Officers
We have granted stock options to our directors and executive officers, as more fully described in the sections titled “Executive Compensation” and “Non-Employee Director Compensation.”
Related Person Transactions Policy
Our Board of Directors has adopted a related person transaction policy setting forth the policies and procedures for the identification, review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which Senti and a related person were or will be participants and the amount involved exceeds $120,000, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness and guarantees of indebtedness. In reviewing and approving or rejecting any such transactions, our Audit Committee will consider all relevant facts and circumstances as appropriate, such as the purpose of the transaction, the availability of other sources of comparable products or services, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, management’s recommendation with respect to the proposed related person transaction, and the extent of the related person’s interest in the transaction.
Registration Rights
2022 Registration Rights
In connection with the Business Combination, we, Dynamics Special Purpose Corp., a Delaware corporation, or DYNS, and certain of our stockholders entered into that certain Investor Rights and Lock-up Agreement dated as of June 8, 2022, or the Investor Rights Agreement, pursuant to which, among other things, such stockholders were granted certain registration rights with respect to certain shares of securities held by them. The holders of the Founder Shares (as defined in the Investor Rights Agreement), the Anchor Investors (as defined in the Business Combination Agreement) and the holders of Private Placement Shares (as defined in the Business Combination Agreement) are entitled to registration rights pursuant to the registration and stockholder rights agreement requiring us to register such securities for resale. As at the date of this Proxy Statement, there are 575,000 Founder Shares,

87,102 of which were distributed to the Anchor Investors, and 71,550 Private Placement Shares outstanding. The holders of these securities are entitled to make up to three demands, excluding short form demands, that DYNS registers such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of an initial business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. The registration rights agreement does not contain liquidated damages or other cash settlement provisions resulting from delays in registering our securities. DYNS will bear the expenses incurred in connection with the filing of any such registration statements. Under the Investor Rights Agreement, the Anchor Investors will be entitled to registration rights in respect of these shares.
In addition, the investors of that certain private placement in connection with the Business Combination are entitled to registration rights pursuant to the subscription agreements they entered into with DYNS in connection with the private placement investment in connection with the Business Combination. The investors of that certain private placement in connection with the Business Combination subscribed for, in aggregate, 506,000 shares of common stock concurrently with the consummation of the Business Combination, and all such shares have registration rights.
In total, after the consummation of the Business Combination, an aggregate of 1,152,550 shares of our common stock held by stockholders of DYNS prior to the consummation of the Business Combination and by the investors of that certain private placement in connection with the Business Combination are subject to registration rights, comprising 71,550 Private Placement Shares, 487,897 Founder Shares, 87,102 shares of common stock issued to Anchor Investors and 506,000 shares of common stock issued to investors of that certain private placement in connection with the Business Combination.
These registration rights are only applicable so long as the Company does not already have a resale registration statement in effective for these shares. As of the date of this Proxy Statement, we currently have in effect a resale registration statement for the shares included in the Investor Rights Agreement.
PIPE Registration Rights Agreement
We and the investors who participated in the 2024 PIPE entered into the Registration Rights Agreement dated as of December 2, 2024, or the Registration Rights Agreement, pursuant to which, among other things, we agreed to file, as promptly as reasonably practicable following the closing of the 2024 PIPE, but, in any event, not later than one hundred twenty (120) days thereafter, or the Filing Date, a resale registration statement on Form S-3 (or Form S-1 if Form S-3 is not available) providing for the resale by the Investors of (i) the shares of common stock issuable upon conversion of the Series A redeemable convertible preferred stock and (ii) the Warrant Shares, wherein (i) and (ii) collectively are referred to as the Registrable Shares, and to use commercially reasonable efforts to cause such resale registration statement to be declared effective as soon as practicable but in any event no later than the earlier of (a) the seventy-fifth (75th) calendar day following the Filing Date of the registration statement if the SEC notifies us that it will “review” the registration statement and (b) the fifth (5th) business day after the date we are notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review. We also agreed to take all steps necessary to keep such registration statement effective at all times until all Registrable Shares have been resold, or there remains no Registrable Shares. We have agreed to pay a liquidated damages penalty upon certain failures to meet the deadlines set forth above or to keep the resale registration statement continuously effective, which penalties will not exceed 5% of the aggregate subscription amount. Capitalized terms not otherwise defined hereinabove shall have the meaning ascribed to them in the Registration Rights Agreement.
These registration rights are only applicable so long as the Company does not already have a resale registration statement in effective for these shares. As of the date of this Proxy Statement, we currently have in effect a resale registration statement for the shares included in the Registration Rights Agreement.

PRINCIPAL STOCKHOLDERS
The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of April 28, 2025:
•each of our directors;
•each of our named executive officers;
•all of our directors and executive officers as a group; and
•each person, or group of affiliated persons, who is known by us to beneficially own greater than 5.0% of our outstanding common stock.
The column entitled “Shares Beneficially Owned” is based on a total of 26,072,527 shares of our common stock outstanding as of April 28, 2025.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of April 28, 2025 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Senti Biosciences, Inc., 2 Corporate Drive, First Floor, South San Francisco, CA 94080.

	Shares beneficially owned
	Common Stock
Name and address of beneficial owner(1)	Number	Percentage
Directors and Named Executive Officers:
Timothy Lu, M.D., Ph.D.(2)	624,825	2.35%
Kanya Rajangam, M.D., Ph.D.(3)	94,155	*
James J. (Jim) Collins(4)	37,071	*
Brenda Cooperstone(5)	21,545	*
Edward Mathers(6)	18,402	*
Yvonne Li(7)	—	—
Fran Schulz(8)	2,085	*
Donald Tang(9)	12,453	*
Feng Hsiung(10)	3,668	*
All executive officers and directors as a group (10 persons)(11)	814,204	3.12%
5 Percent Holders:
Entities Affiliated with NEA(12)	8,775,115	14.48%
Bayer Healthcare LLC(13)	6,142,848	19.99%
Celadon Partners SPV 24(14)	24,442,500	37.50%
PharmaEssentia Corp.(15)	5,277,500	9.99%
Armistice Capital Master Fund Ltd.(16)	3,868,510	7.17%
_________
*Represents beneficial ownership of less than 1%.
(1)Unless otherwise noted, the business address of each of the individuals and entities listed in the table above is c/o Senti Biosciences, Inc., 2 Corporate Drive, First Floor, South San Francisco, California 94080.

(2)Consists of (i) 55,949 shares of Common Stock held directly by Dr. Lu, (ii) 52,839 shares of Common Stock held by Luminen Services, LLC, as trustee of the Luminen Trust, of which Dr. Lu is the settlor, (iii) 52,839 shares of Common Stock held by Dr. Lu’s wife, Sandy Shan Wang, and (iv) 463,198 shares of Common Stock issuable upon exercise of stock options held by Dr. Lu that are exercisable within 60 days of April 28, 2025.
(3)Consists of (i) 61,155 shares of Common Stock issuance upon exercise of stock options held by Dr. Rajangam that are exercisable within 60 days of April 28, 2025 and (ii) 33,000 shares of Common Stock which are held by the Iyer Trust, of which Dr. Rajangam is one of the two authorized trustees. The Iyer Trust also holds a Warrant exercisable for up to 49,500 shares of Common Stock, of which 2,470 shares of Common Stock are exercisable subject to beneficial ownership limitations.
(4)Consists of 17,613 shares of Common Stock held directly by Dr. Collins and 19,458 shares of Common Stock issuable upon exercise of stock options held by Dr. Collins that are exercisable within 60 days of April 28, 2025.
(5)Consists of 21,545 shares of Common Stock issuable upon exercise of stock options held by Ms. Cooperstone that are exercisable within 60 days of April 28, 2025.
(6)Consists of 18,402 shares of Common Stock issuable upon exercise of stock options held by Mr. Mathers that are exercisable within 60 days of April 28, 2025.
(7)Consists of 0 shares of Common Stock issuable upon exercise of stock options held by Ms. Li that are exercisable within 60 days of April 28, 2025. Effective as of January 31, 2025, Ms. Li is no longer our principal financial officer and principal accounting officer. Pursuant to the consulting agreement entered by and between Ms. Li and us, effective February 5, 2025, she served as a consultant until March 31, 2025.
(8)Consists of 2,085 shares of Common Stock issuable upon exercise of stock options held by Ms. Schulz that are exercisable within 60 days of April 28, 2025. Ms. Schulz was appointed to the Board of Directors effective December 9, 2024.
(9)Consists of (i) 10,368 shares of Common Stock held directly by Mr. Tang and (ii) 2,085 shares of Common Stock issuable upon exercise of stock options held by Mr. Tang that are exercisable within 60 days of April 28, 2025. Mr. Tang was appointed to the Board of Directors effective December 9, 2024.
(10)Consists of 3,668 shares of Common Stock issuable upon exercise of stock options held by Mr. Hsiung that are exercisable within 60 days of April 28, 2025. Mr. Hsiung was appointed to the Board of Directors effective March 7, 2025.
(11)Consists of shares beneficially owned by the executive officers and directors listed in the table above along with Jay Cross who joined the Company as Chief Financial Officer effective as of March 3, 2025 and did not beneficially own any shares of Common Stock as of April 28, 2025.
(12)Based on a Schedule 13D/A filed with the SEC on March 10, 2025. Consists of 8,775,115 shares of Common Stock held or issuable upon the exercise of a Warrant (as described below) within 60 days of April 28, 2025 by New Enterprise Associates 15, L.P., or NEA 15. NEA 15 also holds a Warrant exercisable for up to 4,999,500 shares of Common Stock, of which no shares of Common Stock were exercisable as of the date of the Schedule 13D, subject to beneficial ownership limitations. The share amounts reported herein include the number of shares of Common Stock that would be issuable upon exercise of the Warrant in full, and do not give effect to the beneficial ownership limitation provisions outlined in the terms of the Warrant. The securities directly held by NEA 15 are indirectly held by NEA Partners 15, L.P., or NEA Partners 15, which is the sole general partner of NEA 15, NEA 15 GP, LLC, or NEA 15 LLC, which is the sole general partner of NEA Partners 15, and each of the individual managers of NEA 15 LLC. The individual managers of NEA 15 LLC, or collectively, the NEA 15 Managers, are Forest Baskett, Anthony A. Florence, Mohamad Makhzoumi, and Scott D. Sandell. NEA 15, NEA Partners 15, NEA 15 LLC and the NEA 15 Managers share voting and dispositive power with regard to the shares directly held by NEA 15. Mr. Edward Mathers, a member of our Board of Directors, is a partner at New Enterprise Associates, Inc., which is affiliated with NEA 15, but does not have voting or investment power over the shares held by NEA 15. All indirect holders of the above referenced shares disclaim beneficial ownership of all applicable shares of Common Stock. The address of the principal business office of each of NEA 15 LLC, NEA Partners 15 and Sandell is New Enterprise Associates, 1954 Greenspring Drive, Suite 600, Timonium, MD 21093. The address of the principal business office of Baskett and Makhzoumi is New Enterprise Associates, 2855 Sand Hill Road, Menlo Park, CA 94025. The address of the principal business office of Florence is New Enterprise Associates, 104 5th Avenue, 19th Floor, New York, NY 10011.

(13)Based on a Schedule 13D filed with the SEC on March 17, 2025 . Consists of 6,142,848 shares of Common Stock held or issuable upon the exercise of a Warrant (as described below) within 60 days of April 28, 2025 by Bayer HealthCare LLC, or BHC, Bayer US Holding LP, or BUSH LP, Sebastian Guth, or Guth and Gurumurthy Ramamurthy, or Ramamurthy, of which each of BUSH LP, Guth and Ramamurthy share voting and dispositive power. BHC also holds a Warrant exercisable for 3,333,000 shares of Common Stock, of which 2,980,148 shares of Common Stock were exercisable as of the date of the Schedule 13D, subject to beneficial ownership limitations. The share amounts reported herein include the number of shares of Common Stock that would be issuable upon exercise of the Warrant in full, and do not give effect to the beneficial ownership limitation provisions outlined in the terms of the Warrant. The business address for BHC, BUSH LP, Guth and Ramamurthy is 100 Bayer Boulevard, Whippany, New Jersey 07981.
(14)Based on a Schedule 13D/A filed with the SEC on March 17, 2025. Consists of 24,442,500 shares of Common Stock held or issuable upon the exercise of Warrants (as described below) within 60 days of April 28, 2025 by Celadon Partners SPV 24, or Celadon. Celadon also holds Warrants exercisable for (i) up to 7,999,500 shares of Common Stock and (ii) up to 6,666,000 shares of Common Stock, of which (i) no shares of Common Stock and (ii) no shares of Common Stock, respectively, were exercisable as of the date of the Schedule 13D subject to beneficial ownership limitations. The share amounts reported herein include the number of shares of Common Stock that would be issuable upon exercise of the Warrants in full, and do not give effect to the beneficial ownership limitation provisions outlined in the terms of the Warrants. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by two or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to Celadon. Based upon the foregoing analysis, no individual shareholder of Celadon exercises voting or dispositive control over any of the securities held by Celadon, even those in which he directly holds an economic interest. Accordingly, none of them are deemed to have or share beneficial ownership of such shares. Mr. Donald Tang, a member of our Board of Directors, is a manager of Celadon Partners, LLC, which is the sole manager of Celadon, but does not have voting or investment power over the shares held by Celadon. The business address of Celadon is PO Box 500, 71 Fort Street, Grand Cayman, KY1-1106, Cayman Islands.
(15)Consists of 5,277,500 shares of Common Stock held or issuable upon the exercise of a Warrant (as described below) within 60 days of April 28, 2025 by PharmaEssentia Corp., or PharmaEssentia. PharmaEssentia also holds a Warrant exercisable for 3,166,500 shares of Common Stock, of which 493,645 shares of Common Stock are exercisable subject to beneficial ownership limitations as of the date of this proxy statement. The share amounts reported herein include the number of shares of Common Stock that would be issuable upon exercise of the Warrant in full, and do not give effect to the beneficial ownership limitation provisions outlined in the terms of the Warrant. Ching-Leou Teng has sole voting and dispositive power with respect to the shares held by PharmaEssentia. The business address of PharmaEssentia is 13F, No.3, Park Street, Nangang District, Taipei 115, Taiwan.
(16)Based on a Schedule 13D filed with the SEC on February 14, 2025. Consists of 3,868,510 shares of Common Stock held or issuable upon the exercise of a Warrant (as described below) within 60 days of April 28, 2025 by Armistice Capital Master Fund Ltd., or Armistice. Armistice also holds a Warrant exercisable for 1,999,500 shares of Common Stock, of which no shares of Common Stock are exercisable subject to beneficial ownership limitations. The share amounts reported herein include the number of shares of Common Stock that would be issuable upon exercise of the Warrant in full, and do not give effect to the beneficial ownership limitation provisions outlined in the terms of the Warrant. Steven Boyd as the founder of Armistice Capital, LLC has sole voting and dispositive power with respect to the shares held by Armistice. The business address of Armistice is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities with respect to (1) the integrity of our financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of our independent registered public accounting firm, (3) the performance of our internal audit function, if any, and (4) other matters as set forth in the charter of the Audit Committee approved by the Board of Directors.
Management is responsible for the preparation of our financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB, and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements of Senti Biosciences, Inc. for the fiscal year ended December 31, 2024. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the Audit Committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements of Senti be included in our 2024 Annual Report, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF SENTI BIOSCIENCES, INC.
Frances D. Schulz, Chair
Edward Mathers
Feng Hsiung

April 30, 2025

HOUSEHOLDING
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the Annual Report to stockholders and Proxy Statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Senti Biosciences, Inc., 2 Corporate Drive, First Floor, South San Francisco, CA, 94080, Attention: Corporate Secretary, telephone: (650) 382-3281. If you want to receive separate copies of the Proxy Statement or Annual Report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS
A stockholder who would like to have a proposal considered for inclusion in our 2026 proxy statement must submit in accordance with procedures outlined Rule 14a-8 under the Exchange Act so that it is received by us no later than December 31, 2025. However, if the date of the 2026 annual meeting is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is reasonable time before we begin to print and send proxy materials for the 2026 annual meeting of stockholders. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC. A proposal submitted outside the requirements of Rule 14a-8 under the Exchange Act will be considered untimely if received after March 16, 2026. Stockholder proposals and the required notice should be addressed to Senti Biosciences, Inc., 2 Corporate Drive, First Floor, South San Francisco, CA, 94080, Attention: Corporate Secretary.
Our bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely, the required notice must be in writing and received by our corporate secretary at our principal executive offices no earlier than February 25, 2026 and no later than March 27, 2026.
In addition, stockholders who intend to solicit proxies in support of a stockholder nominee must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act. Stockholder proposals and the required notice should be addressed to Senti Biosciences, Inc., 2 Corporate Drive, First Floor, South San Francisco, CA, 94080, Attention: Corporate Secretary.
We also encourage you to submit any such proposals and required notices via email to investors@sentibio.com.

OTHER MATTERS
Our Board of Directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this Proxy Statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

SENTI BIO

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 24, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SNTI2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 24, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxy cards submitted by mail must be received no later than June 24, 2025 to be voted at the annual meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V72979-P32434

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SENTI BIOSCIENCES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) Brenda Cooperstone, M.D.
02) James (Jim) Collins, Ph.D.
03) Feng Hsiung

The Board of Directors recommends you vote FOR the following proposal:

3. Transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V72980-P32434

SENTI BIOSCIENCES, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 25, 2025 AT 8:00 AM PT
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Timothy Lu and Jay Cross, as proxies, with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SENTI BIOSCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m. PT, on June 25, 2025, at www.virtualshareholdermeeting.com/SNTI2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side